EXHIBIT 10..5
                                                                   -------------



               AMENDMENT TO TRIMARAN REGISTRATION RIGHTS AGREEMENT

         Amendment, dated as of May 15, 2002, to that certain Registration Rights Agreement, dated as of November 20, 2000, by and among SpectraSite Holdings, Inc. (the "COMPANY") and Trimaran Fund II, L.L.C., Trimaran Capital, L.L.C., Trimaran Parallel Fund II, L.P., CIBC Employee Private Equity Fund (Trimaran) Partners and CIBC World Markets Ireland Limited (the "TRIMARAN REGISTRATION RIGHTS AGREEMENT"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trimaran Registration Rights Agreement.

         WHEREAS, pursuant to Section 13(e) of the Trimaran Registration Rights Agreement, the Company and the undersigned holders of Restricted Stock, representing not less than 60% of the voting power of the Restricted Stock currently outstanding (assuming the exercise of the Warrants and excluding any limitations on voting power affecting entities regulated by the Bank Holding Company Act of 1956, as amended), desire to amend the Trimaran Registration Rights Agreement as more particularly set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, effective as of the Closing Date (as defined below), as follows:

         1. The last sentence of Section 5(c) of the Trimaran Registration Rights Agreement is hereby amended and restated in its entirety as follows:

                  "The Company will not effect any other registration of its Common Stock, whether for its own account or that of other holders, from the date of receipt of a notice from requesting holders pursuant to this Section 5 until the completion of the period of distribution of the registration contemplated thereby, except (i) as provided in this paragraph (c), (ii) pursuant to the Company's Second Amended and Restated Registration Rights Agreement dated April 20, 1999, as amended through the date hereof or as it may be amended solely to add additional parties (as so amended, the "Second Amended and Restated Agreement") or (iii) pursuant to the Registration Rights Agreement (as defined in the Funding Agreement dated as of May 15, 2002 among the Company, SpectraSite Intermediate Holdings, LLC and the several purchasers named therein), as it may be amended from time to time (as amended from time to time, the "2002 Registration Rights Agreement")."

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         2.       The last sentence of the first paragraph of Section 6 of the
Trimaran Registration Rights Agreement is hereby amended and restated in its entirety as follows:

                  "In such event, the Company shall include in such registration
                  (i) first, the securities the Company proposes to sell or the securities proposed to be sold pursuant to Section 4 of the Second Amended and Restated Agreement or Section 4, 5 or 7 of the 2002 Registration Rights Agreement, pro rata among the holders thereof participating in such registration based upon the number of shares owned by each such holder, (ii) second, the Restricted Stock requested to be included in such registration hereunder, the "Restricted Stock" requested to be included in such registration pursuant to the Second Amended and Restated Agreement (other than Section 4 thereof) or
                  Section 6 of the 2002 Registration Rights Agreement, pro rata among the holders thereof participating in such registration based upon the number of shares owned by each such holder and
                  (iii) third, the Management Stock (as defined in the Second Amended and Restated Agreement) requested to be included in such registration pursuant to the Second Amended and Restated Agreement, pro rata among the holders thereof participating in such registration based upon the number of shares requested by such holder, and (iv) fourth, other securities requested to be included in such registration by persons other than holders of Restricted Stock or Management Stock."

         3. The first sentence of Section 13(a) of the Trimaran Registration Rights Agreement is hereby amended by adding the phrase "or the 2002 Registration Rights Agreement" after the phrase "Second Amended and Restated Agreement" in such sentence.

         4. The Company hereby represents and warrants to the other parties hereto that (a) the execution, delivery and performance of this Amendment by the Company will not violate any provision of applicable law, any order of any court or other agency of government, or any provision of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, except for such violations, conflicts or breaches which, individually or in the aggregate, would not have a material adverse effect on the Company and its subsidiaries, taken as a whole and (b) this Amendment has been duly executed and delivered by the Company and when this Amendment is executed by the

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other parties hereto, the Trimaran Registration Rights Agreement as amended by this Amendment, will constitute the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

         5. This Amendment shall not constitute an amendment or modification of any other provision of the Trimaran Registration Rights Agreement not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Trimaran Registration Rights Agreement are and shall remain in full force and effect. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Trimaran Registration Rights Agreement shall, after this Amendment becomes effective, refer to the Trimaran Registration Rights Agreement as amended hereby.

         6. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Amendment (or its signature page thereof) shall be deemed to be an executed original thereof.

         7. This Amendment has been executed as of the date first above written and will automatically and without further action of the parties become effective on the Closing Date (as such term is defined in the Funding Agreement among the Company, SpectraSite Intermediate Holdings, LLC and the several purchasers named therein (the "FUNDING AGREEMENT")); PROVIDED that if the Funding Agreement is terminated, this Amendment shall automatically and without further action of the parties terminate and be of no force and effect.

         8. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.





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               AMENDMENT TO TRIMARAN REGISTRATION RIGHTS AGREEMENT


                                SPECTRASITE HOLDINGS, INC.


                                By: /s/ Stephen H. Clark
                                    -------------------------------------------
                                    Name:       Stephen H. Clark
                                    Title:      President and CEO


TRIMARAN FUND II, L.L.C.


By:   /s/ Steven A. Flyer
      ---------------------------------
      Name:  Steven A. Flyer
      Title:



TRIMARAN CAPITAL, L.L.C.


By:   /s/ Steven A. Flyer
      ---------------------------------
      Name:  Steven A. Flyer
      Title:



TRIMARAN PARALLEL FUND II, L.P.


By:   /s/ Steven A. Flyer
      ---------------------------------
      Name:  Steven A. Flyer
      Title:



CIBC EMPLOYEE PRIVATE EQUITY FUND (TRIMARAN) PARTNERS


By:   /s/ Steven A. Flyer
      ---------------------------------
      Name:  Steven A. Flyer
      Title:



CIBC WORLD MARKETS IRELAND LIMITED


By:   /s/ Steven A. Flyer
      ---------------------------------
      Name:  Steven A. Flyer
      Title: